Exhibit 99.2

Exhibit 99.2
Delphi Technologies PLC
Barclays Global Automotive Conference 2017
Liam Butterworth
Chief Executive Officer

Forward-looking Statements
This presentation, as well as other statements made by Delphi Technologies PLC (the “Company”), contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events, certain investments and acquisitions and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange
Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

Welcome and Introductions
Liam Butterworth
Future Chief Executive Officer and President of Delphi Technologies PLC Currently, Senior Vice President of Delphi and President, Powertrain Systems Previously, President of Delphi Connection Systems, a business unit of Delphi E/EA
Joined Delphi in October 2012 when the company acquired FCI Holding SAS’s
Motorized Vehicles Division where he had been President and General Manager since 2009
Joined FCI in 2000 and held positions in sales, marketing, purchasing, and general management. Prior to FCI, worked for Lucas Industries and TRW Automotive
Holds a master’s degree in business administration from Lancaster University in England

Welcome and Introductions
Vivid Sehgal
Future Chief Financial Officer of Delphi Technologies PLC; joined Delphi Powertrain Systems in October 2017
Before joining Delphi, was Chief Financial Officer at LivaNova PLC, a UK-domiciled, NASDAQ-listed global medical-device company
Previously, worked for Allergan Inc. as Senior Vice President Treasury, Risk and Investor Relations and Vice President and EMEA Regional Controller. Played key role in the formulation and execution of group’s strategy for international acquisitions and emerging-market expansion
Prior to Allergan, worked in various roles within GlaxoSmithKline, SmithKline Beecham, and the Gillette Company
Holds a master’s degree in Finance and Investment from the University of Exeter and a bachelor’s degree in Economics from the University of Leicester. Is a member of the Chartered Institute of Management Accountants
Thank you for the opportunity to introduce Delphi Technologies

Spin-Off Update
DELPHI
TECHNOLOGIES
DLPH
Transaction timeline
Readiness
Team
Delphi Technologies name selected and announced Delphi Automotive Board approved spin-off transaction Record date set for November 22nd Distribution date set for December 4th
Transition Service Agreements (TSAs) established Readiness plans in place to hit the ground running PMO actively driving transition readiness
Board: Structure finalized, all directors confirmed Executive Leadership Team in place: six from current team Corporate functions: Day 1 hiring completed
Delphi Technologies begins trading December 5th

Delphi Technologies Board of Directors Tim Manganello Future Chairman, Delphi Technologies Former Executive Chairman / Director and CEO BorgWarner Current Delphi Board member Chairman of Bemis Company Chairman of the Chicago Federal Reserve Bank Liam Butterworth Future Director, CEO and President Delphi Technologies Current SVP and President, Delphi Powertrain Systems Previously, President, Delphi Connection Systems and FCI MVD President and General Manager Robin Adams Former Vice Chairman, CFO and Chief Administrative Officer BorgWarner and CFO of American Axle Current Director, Carlisle Companies, Inc. Former Director of Accuride Corporation and BorgWarner Joseph Cantie Former EVP and CFO of ZF TRW Current Delphi Board member Current Director of Summit Materials, Inc. and TopBuild Corp. Previously served in various executive roles for TRW and LucasVarity PLC Nelda Connors Founder, Chairwoman, and CEO of Pine Grove Holdings Former President and CEO of Atkore International (former Tyco Int’l Electrical and Metal Products division) Former VP at Eaton Corporation Gary Cowger Current Chairman, CEO of GLC Ventures and Director of Titan International Current Delphi Board member Former GVP Global Manufacturing and Labor Relations for GM David Haffner Former Chairman and CEO Leggett & Platt; held various other executive positions Current Director of Bemis Company Helmut Leube Former CEO of Deutz AG Former COO and Executive Board Member of Webasto AG Held range of management positions at BMW AG Hari Nair Former COO and Board Member of Tenneco Current CEO of Anitar Investments and M&A consultant to NM Rothschild & Sons Current Advisory Board member with ITT Motion Technologies and BizPayFx MaryAnn Wright Former GVP, Engineering & Product Development, Power Solutions at Johnson Controls Current Director of Group 1 Automotive, Inc. and Maxim Integrated, Inc. Held several executive roles at Ford Motor Company

Delphi Technologies Strategy Flexible Technology Portfolio — OEM and Aftermarket ELECTRIFICATION SOFTWARE & CONTROLS INTERNAL COMBUSTION MILD HYBRID TO FULL EV OPTIMIZED ELECTRONIC CONTROL INCREASED GAS AND DIESEL EFFICIENCY Strategy Capital allocation – Invest in areas of business with above-market growth, margin potential Balanced business – Align business with OEM production; diversify customer and end-market mix Team – Establish unique Delphi Technologies culture while leveraging Delphi DNA Execution Lean Enterprise Operating System – Drive safety, quality, and productivity Localized manufacturing and supply base – Minimize supply chain and FX exposure Material cost optimization – Collaborate with suppliers on design and sourcing initiatives Business model that will deliver sustainable value

Delphi Technologies Business Overview

FINANCIALS

Sales ($ billions), Op Margin[1]


5% CAGR[2]
$4.5
$4.4
$4.5
~$4.6
~$4.5
10.9%
11.9%
11.4%
13.4%
12.0%
2014
2015
2016
2017E[3]
Pro-forma[3] 2017E
Sales
Op Margin

Regulatory and consumer tailwinds	• Fuel economy and emissions regulations • Vehicle performance, TCO, and up-time • Power for new features and functionality
Portfolio for today and tomorrow	• Today: GDi, valvetrain, electronics, CV diesel • Tomorrow: Full suite of electrification products • Unique IP supports continued strong wins
Balanced business	• Segments: PV, CV, and Aftermarket exposure • Regions: Balanced, aligned with vehicle production • Customers: Diversified – none > 10% of sales
Leading cost structure	• Best-cost manufacturing close to customer plants • Flexible capabilities with high capacity utilization • Customer-facing teams close to decision makers

Leading global pure-play propulsion system provider

1. Adjusted for restructuring and other special items; see Delphi Technologies PLC Appendix for detail
2. CAGR based on FX-adjusted revenue
3. 2017E pro-forma adjusted for OE service revenue of $0.1B and margin adjusted for ~140 bps of estimated public company inefficiencies and impact of separation agreements. 2017 outlook (reported and pro-forma) based on guidance provided at Delphi's Investor Conference on September 27, 2017

8

Technology Shift Due to Regulatory and Consumer Tailwinds Vehicle Production (millions)     CAGR (2017 – 2025) Electric 5 Vehicles24% 11 Electrified 6     Full32% 6     19% Hybrids 22 29     48 Volt /54% Mild Hybrids 41     35 GDi Gas12% 42     29     ICE2 23 PFI Gas1-8%1% 19    18 15Diesel1-3% 2017    2020 202596% ICE in 2025 Electrification penetration steadily increases Internal combustion continues to grow xEV production ~30% CAGR through 2025 Significant 48V adoption China NEV program incentivizing PHEV/BEV Europe CO2 regulations require electrification Growing charging infrastructure globally ICE continues to grow with vehicle production Continued efficiency gains required globally Significant conversion from PFI to GDi Advanced valvetrain key to CO2 reduction Hybridization enabling broader ICE solutions Shifting mix and steady growth create new opportunities 1. Vehicles without electrification. Full and mild hybrids also use GDi, PFI, and diesel direct-injection technologies 2. ICE includes some form of internal combustion engine Source: IHS August 2017

Portfolio: Diesel Engine Management Systems FLEXIBLE DIESEL SOLUTIONS FOR APPLICATIONS UP TO 18 LITER ENGINES CV Diesel Injectors, Pumps, and Rail Remote Pump option Exhaust Sensors Selective Catalytic Reduction (SCR) Doser Diesel Engine Controller Turbo optimization Closed-loop fuel control Aftertreatment Strategies DIESEL COMMON RAIL FUEL SYSTEMS Common diesel injector technology for CV and LV Capable up to 3000 bar with high efficiency Modular pump technology for maximum re-use and scalability DIESEL ENGINE MANAGEMENT SYSTEM Control strategies to achieve regulatory compliance Exhaust sensors enable reduced emissions Modular software for maximum application flexibility Leveraging investment for broad range of LV and CV applications

Portfolio: Gasoline Engine Management Systems

FIRST-TO-MARKET WITH 350-BAR GASOLINE DIRECT INJECTION (GDi) FUEL INECTION SYSTEM


GDi Injectors & Rail
GDi Pump
Variable Valvetrain
Sensors
TULA




Gasoline Engine Controller
Low noise, vibration and harshness
On-board diagnostics
Multiple injection strategies

GDi FUEL SYSTEMS

- Low noise, flexible mounting system
- High precision fuel delivery over vehicle lifetime
- Broad fuel coverage: gasoline, ethanol and natural gas

GASOLINE ENGINE MANAGEMENT SYSTEMS

- Variable valve timing and actuation for optimized air control
- Sensors enable precise engine management
- Suite of software algorithms optimize combustion and performance

High-precision fuel delivery for low emissions

11

Portfolio: Electronics and Software

Broad range of electronic controls and software


Gasoline
engine controller
Propulsion
domain controller
Diesel
engine controller
Transmission
controller
Aftertreatment
controller
Custom
ASIC
011001
100111
101100
Software
Motor
controller

Full suite of 48V and high-voltage power electronics


Inverters
Combined
Inverter-Converter
$4B
Lifetime bookings[1]
DC-DC
Converters
On-board
Charger

Integral to current and future propulsion systems

1. Since 2011; bookings represent lifetime gross program revenues awarded, based upon expected volumes and pricing adjusted for FX and commodities

12

Balanced Business End Market Mix CV & AM drive end market diversity % 2016 revenue AFTERMARKET (AM) Aftermarket COMMERCIAL OEM VEHICLE (CV) LIGHT VEHICLE Regional Mix Improving alignment to global production % 2016 OEM revenue EUROPE, MIDDLE EAST & AFRICA AMERICAS ASIA PACIFIC Customer Mix1 No customer > 10% of sales % 2016 revenue DAIMLER GM OTHER HYUNDAI PSA VW CAT FCA SGM FORD VOLVO PACCAR Balanced across end markets, regions, and customers 1. Excludes Aftermarket

Industry-Leading Cost Structure Established Global Presence Network of 20 major manufacturing facilities, 12 tech centers Efficient manufacturing primarily in best-cost countries (BCC) Regional engineering teams connected to local market requirements Lean And Flexible Cost Structure Restructuring focus on footprint optimization and flexibility Rotation toward BCCs and sites tailored to processes vs. markets Improves cost structure, utilization, and profit margins BEST COST COUNTRY (BCC) MANUFACTURING     AMERICAS    EMEA ASIA-PACIFIC 7    8 5 plants    plants plants BCC    BCC BCC Constant focus on cost structure improves resilience of business model

Business Wins Accelerated

Booked Program Lifetime Value


Adjusted bookings[1] ($ billions)
20%
CAGR
First half bookings roughly in line with total 2015
$4.7
$6.1
$6.7
$5.8
2014
2015
2016
H1 2017

Key Technologies

- Power Electronics
- Gas Direct Injection
- Electronics and Software
- Variable Valvetrain
- Commercial Vehicle Diesel

Flexible portfolio – able to adapt as market evolves

1. Bookings represent lifetime gross program revenues awarded, based upon expected volumes and pricing adjusted for FX and commodities

15

Winning in Key End Markets

Market	Key Technologies	Example Wins
ASIA-PACIFIC	Power Electronics; Gas Direct Injection; Valvetrain	Power Electronics; GDi; Valvetrain
EMEA	Power Electronics; Electronics; CV Diesel	Power Electronics; Electronics; CV Fuel Injection
AMERICAS	Valvetrain; CV Diesel; Gas Direct Injection	Valvetrain; CV Fuel Injection; GDi

Balanced technology investments driving growth

16

Long-Term Financial Outlook

Long-Term Targets[1]

Revenue, operating margin



2-3%
GoM[2]
4-6%
GoM[2]
~$4.5B
~$5B
~$6B
Up
130-150
bps
Up
70-90
bps
12.0%
40-50
bps/yr
35-45
bps/yr
2017PF[3]
2020
2022

Key Considerations

2017 - 2020

- Relevant portfolio well positioned for all propulsion technologies
- Optimization of one time separation, stand-alone costs

2020 & Beyond

- Electrification accelerates, continued penetration of advanced tech
- Conversion of new wins drives inflection in growth
- Leverage industry-leading cost structure to deliver profitable growth

Compelling outlook with industry-leading growth and profitability profile

1. At constant foreign exchange and commodity rates; excludes impact of acquisitions and divestitures. Adjusted for restructuring and other special items
2. GoM: Growth over Market as defined by Delphi weighted production
3. 2017PF Adjusted for OE service revenue of $0.1B; Margin adjusted for ~140 bps of estimated public company inefficiencies and impact of separation agreements. 2017 pro-forma outlook based on guidance provided at Delphi's Investor Conference on September 27th 2017

17

Operating Cash Flow Outlook
Operating Cash Flow1
~10%
CAGR2
~$0.7B
~$0.4B
2017PF    Roll-off of Operational2020
inefficiencies    performance
Key Considerations
Spin-off inefficiencies roll-off and normalize over the next 3 years
Operational performance driven by:
Above-market revenue growth
Margin improvement driven by material and manufacturing performance
Includes incremental investments to support future growth
Enhanced cash flow generation over next 3 years
1. Pro-forma for Powertrain spin-off
2. CAGR represents growth of operational cash flow only

Capital Structure and Deployment
Capital Expenditures
Debt Service
M&A
Return Cash to Shareholders
Targeting 5-6% of sales
Investments to support disciplined organic growth
Continued footprint optimization, improving capacity utilization and efficiency
Maintain strong balance sheet; term loan provides flexibility
Conservative leverage: targeting ~2.0x debt / Adj. EBITDA through cycle
Opening operating cash balance of $195m with access to revolving credit facility of $500m
Opportunistically pursue strategic acquisitions that create shareholder value Strengthen technology portfolio, accelerate growth in Electrification
Maintain capital allocation strategy of returning cash to shareholders
Focused on creating value through growth, margin expansion

Summary
COMPREHENSIVE PORTFOLIO FOR TODAY AND
TOMORROW
Leader in electrification, ICE, and software solutions
BALANCED BUSINESS
Well balanced across end markets, regions, and customers
INDUSTRY LEADING COST STRUCTURE
Leading manufacturing footprint; engineers close to customers
FOCUSED ON DELIVERING SHAREHOLDER VALUE
Accelerating growth, expanding margins, disciplined capital
allocation
DELPHI
TECHNOLOGIES
DLPH
Leading, global propulsion supplier

Appendix: Delphi Technologies PLC Historical Results

Non-US GAAP Financial Metrics
($ millions)    2016 2015 2014
Net income attributable to Delphi Technologies    $236 $272$306
Interest expense    $1 $3$4
Other expense (income), net    $1 $2($2)
Income tax expense    $50 $92$97
Equity loss, net of tax    - -$1
Net income attributable to noncontrolling interest    $32 $34$36
Operating income    $320 $403 $442
Restructuring    $161 $112$52
Other acquisition and portfolio project costs    $2 $2-
Asset impairments    $29 $9-
Adjusted operating income    $512 $526 $494
Depreciation and amortization    $210 $189$194
Less: Asset impairments (included in D&A)    ($29) ($9)-
Adjusted EBITDA    $693 $706 $688